Subsequent events	3 Months Ended
Mar. 31, 2024
Subsequent events [Abstract]
Subsequent events
Note 23. - Subsequent events

In April 2024, an entity where Atlantica holds 30% equity interest closed the sale of Monterrey as planned (Note 8). Atlantica expects to receive approximately $43 million proceeds subject to final transaction costs, taxes and ongoing discussions with Atlantica’s partner. There is an earn-out mechanism that could result in additional proceeds of up to approximately $7 million for Atlantica between 2026 and 2028.

On May 7, 2024, the Board of Directors of the Company approved a dividend of $0.445 per share, which is expected to be paid on June 14, 2024.